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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 1, 2002

Protection One, Inc. (Exact Name of Registrant as Specified in Charter)	Protection One Alarm Monitoring, Inc. (Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	Delaware (State or Other Jurisdiction of Incorporation)
1-12181-01 (Commission File Number)	1-12181 (Commission File Number)
93-1063818 (I.R.S. Employer Identification No.)	93-1065479 (I.R.S. Employer Identification No.)
818 S. Kansas Avenue Topeka, Kansas 66612 (Address of Principal Executive Offices, Including Zip Code)	818 S. Kansas Avenue Topeka, Kansas 66612 (Address of Principal Executive Offices, Including Zip Code)
(785) 575-1707 (Registrant's Telephone Number, Including Area Code)	(785) 575-1707 (Registrant's Telephone Number, Including Area Code)

PROTECTION ONE, INC.

Item 5.    Other Events

        On November 1, 2002, we issued a press release announcing that we will restate our first and second quarter 2002 financial statements to reflect an additional impairment pursuant to the application of Statement of Financial Accounting Standards Nos. 142 and 144. A copy of the press release is attached to this report.

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits

    Exhibit    99.1—Press Release dated November 1, 2002

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protection One, Inc.
Date: November 1, 2002	By:	/s/ DARIUS G. NEVIN Darius G. Nevin Executive Vice President and Chief Financial Officer
Protection One Alarm Monitoring, Inc.
Date: November 1, 2002	By:	/s/ DARIUS G. NEVIN Darius G. Nevin Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated November 1, 2002

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX